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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 19, 2000


                                  FIRST BANCORP
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             (Exact Name of Registrant as Specified in its Charter)




         North Carolina                  0-15572                56-1421916
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)


                              341 North Main Street
                         Troy, North Carolina 27371-0508
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                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (910) 576-6171
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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              (Former name or address, if changed from last report)



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Item 5.           Other Events.

         On October 20, 2000, First Bancorp announced the execution of a definitive merger agreement regarding a merger of Century Bancorp, Inc. with and into and First Bancorp. The announcement is contained in a press release attached hereto as Exhibit 99.1. Also attached as exhibits are the definitive merger agreement (Exhibit 99.2) and a stock option agreement executed by First Bancorp and Century Bancorp, Inc. (Exhibit 99.3).

Item 7.           Financial Statements and Exhibits.

         (a)      None.

         (b)      None.

         (c)      Exhibits:

                  99.1     Press Release dated October 20, 2000

                  99.2 Merger Agreement dated as of October 19, 2000 between First Bancorp and Century Bancorp, Inc.

                  99.3 Option Agreement dated as of October 19, 2000 between First Bancorp and Century Bancorp, Inc.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Date:  October 20, 2000


                                            FIRST BANCORP

                                            By:   /s/   James H. Garner
                                                -----------------------------
                                                James H. Garner
                                                Chief Executive Officer



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